UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 8, 2022
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Bylaws
On December 8, 2022, the board of directors (the “Board”) of Encompass Health Corporation (the “Company”) approved an amendment and restatement of the bylaws of the Company (as so amended, the “Bylaws”) to make the following changes:
(1)     An amendment to Section 3.4 provides that any stockholders nominating candidates for election to the Board and soliciting votes pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, must comply with the procedural and substantive requirements of that rule. In the event of noncompliance, any such stockholder nominees will not qualify for election under the Bylaws. The amended language also requires additional information and representations from nominees to support informed stockholder voting.
(2) An amendment to Section 7.5 provides for exclusive federal court jurisdiction for claims brought under the Securities Act of 1933, as amended.
(3) Amendments to Section 3.14 and Article IV (i) simplify the officer appointment process and structure and eliminate the “principal” and “subordinate” distinctions and the “bonding” concept not in use by the Company, and (ii) clarify that Chairman of the Board is not a required officer position at the Company.
(4) An amendment to Section 6.2 permits the advancement of expenses to directors and officers covered by the indemnification provision to the fullest extent permitted by applicable law.
(5)    Amendments to Sections 2.1, 2.2 and 2.4 incorporate provisions of amended Section 211 of the Delaware General Corporation Law (the “DGCL”) to accommodate virtual stockholder meetings and attendance thereat by means of remote communication.
(6)    An amendment to Section 2.3 conforms the requirement for the availability of the Company’s stockholder list for a pending stockholders’ meeting to the requirements of amended Section 219 of the DGCL.
(7)    An amendment to Section 2.5 provides for the adjournment of virtual stockholder meetings and addressing technology issues related to virtual meetings pursuant to amended Section 211 of the DGCL.
(8) The Bylaws also include a number of other clarifying, conforming, and immaterial changes.
The foregoing description of the amendments included in the Bylaws is summary in nature and is qualified in its entirety by reference to the full and complete version of the Bylaws. A copy of the Bylaws is attached to this Form 8‑K as Exhibit 3.1 and incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits
3.1    Amended and Restated Bylaws of Encompass Health Corporation.
104    Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ PATRICK DARBY
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: December 13, 2022